EXHIBIT A

(FORM OF CLASS A CERTIFICATE)

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE CODE WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROCEDURES DESCRIBED HEREIN.

Certificate No.:	[1]
Cut-off Date:	February 1, 2006
First Distribution Date:	March 27, 2006
Last Scheduled Distribution Date:	March 25, 2036
Pass-Through Rate:	Variable in accordance with the Agreement
Initial Certificate Principal Balance of this Certificate (“Denomination”):	$[____________]
Initial Certificate Principal Balances of all Certificates of this Class:	$[____________]
CUSIP:	[_____________]

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.

MASTR SECOND LIEN TRUST 2006-1
Mortgage Pass-Through Certificates, Series 2006-1

Class A

evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of fixed-rate mortgage loans (the “Mortgage Loans”) secured by second liens on one- to four-family residential properties

Mortgage Asset Securitization Transactions, Inc., as Depositor

Principal in respect of this Certificate is distributable monthly as set forth herein.  Accordingly, the Certificate Principal Balance at any time may be less than the Certificate Principal Balance as set forth herein.  This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Transferor, the Master Servicer, the Trust Administrator, the Custodian or the Trustee referred to below or any of their respective affiliates.  Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by Mortgage Asset Securitization Transactions, Inc. (the “Depositor”).  The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”) among the Depositor, UBS Real Estate Securities Inc., as transferor (the “Transferor”), Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”), as trust administrator (in such capacity, the “Trust Administrator”), and as custodian (in such capacity, the “Custodian”), and JPMorgan Chase Bank, N.A., as trustee (the “Trustee”).  Distributions on this Certificate will be made primarily from collections on the applicable Mortgage Loans pursuant to the terms of the Agreement.  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

No transfer of this Certificate to a Plan subject to ERISA or Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any Person using “Plan Assets” to acquire this Certificate shall be made except in accordance with Section 5.02(b) of the Agreement.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trust Administrator.

IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated: February __, 2006

WELLS FARGO BANK, N.A.,
as Trust Administrator

By:___________________________________

Countersigned:

By: ___________________________________

Authorized Signatory of

WELLS FARGO BANK, N.A.,

as Trust Administrator

EXHIBIT B

(FORM OF CLASS M CERTIFICATE)

[For Classes M-1, M-2, M-3, M-4, M-5 and M-6 only]  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

[For Classes M-7 and M-8 only] [THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”).  ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.]

NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE CODE WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROCEDURES DESCRIBED HEREIN.

Certificate No.:	[1]
Cut-off Date:	February 1, 2006
First Distribution Date:	March 27, 2006
Last Scheduled Distribution Date:	March 25, 2036
Pass-Through Rate:	[________]% [Variable in accordance with the Agreement]
Initial Certificate Principal Balance of this Certificate (“Denomination”):	$[____________]
Initial Certificate Principal Balances of all Certificates of this Class:	$[____________]
CUSIP:	[_____________]

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.

MASTR SECOND LIEN TRUST 2006-1
Mortgage Pass-Through Certificates, Series 2006-1

Class M-[  ]

evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of fixed-rate mortgage loans (the “Mortgage Loans”) secured by second liens on one- to four-family residential properties

Mortgage Asset Securitization Transactions, Inc., as Depositor

Principal in respect of this Certificate is distributable monthly as set forth herein.  Accordingly, the Certificate Principal Balance at any time may be less than the Certificate Principal Balance as set forth herein.  This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Transferor, the Master Servicer, the Trust Administrator, the Custodian or the Trustee referred to below or any of their respective affiliates.  Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by Mortgage Asset Securitization Transactions, Inc. (the “Depositor”).  The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”) among the Depositor, UBS Real Estate Securities Inc., as transferor (the “Transferor”), Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”), as trust administrator (in such capacity, the “Trust Administrator”), and as custodian (in such capacity, the “Custodian”), and JPMorgan Chase Bank, N.A., as trustee (the “Trustee”).  Distributions on this Certificate will be made primarily from collections on the applicable Mortgage Loans pursuant to the terms of the Agreement.  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

[For Classes M-7 and M-8 Only]  [No transfer of a Certificate of this Class shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under said Act and such laws.  In the event that a transfer is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such transfer and such Certificateholder’s prospective transferee shall each certify to the Trust Administrator in writing the facts surrounding the transfer.  In the event that such a transfer is to be made within three years from the date of the initial issuance of Certificates pursuant hereto, there shall also be delivered (except in the case of a transfer pursuant to Rule 144A of the Securities Act) to the Trust Administrator an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Securities Act and such state securities laws, which Opinion of Counsel shall not be obtained at the expense of the Trustee, the Master Servicer, the Trust Administrator or the Depositor.  The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Trust Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.]

No transfer of this Certificate to a Plan subject to ERISA or Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any Person using “Plan Assets” to acquire this Certificate shall be made except in accordance with Section 5.02(b) of the Agreement.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trust Administrator.

IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated: February __, 2006

WELLS FARGO BANK, N.A.,
as Trust Administrator

By: ___________________________________

Countersigned:

By: ___________________________________
Authorized Signatory of
WELLS FARGO BANK, N.A.,
as Trust Administrator

EXHIBIT C

RESERVED

EXHIBIT D-1

(FORM OF CLASS CE CERTIFICATE)

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”).  ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE CODE WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROCEDURES DESCRIBED HEREIN.

Certificate No.:	[1]
Cut-off Date:	February 1, 2006
First Distribution Date:	March 27, 2006
Last Scheduled Distribution Date:	[_______ 25, 2036]
Pass-Through Rate:	[Variable in accordance with the Agreement]
Initial Certificate Principal Balance of this Certificate (“Denomination”):	$[____________]
Initial Certificate Principal Balances of all Certificates of this Class:	$[____________]
CUSIP:	[_____________]

 MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.

MASTR SECOND LIEN TRUST 2006-1
Mortgage Pass-Through Certificates, Series 2006-1

Class CE

evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of fixed-rate mortgage loans (the “Mortgage Loans”) secured by second liens on one- to four-family residential properties

Mortgage Asset Securitization Transactions, Inc., as Depositor

Principal in respect of this Certificate is distributable monthly as set forth herein.  Accordingly, the Certificate Principal Balance at any time may be less than the Certificate Principal Balance as set forth herein.  This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Transferor, the Master Servicer, the Trust Administrator, the Custodian or the Trustee referred to below or any of their respective affiliates.  Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that [___________] is the registered owner of the Percentage Interest evidenced by this Certificate in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by Mortgage Asset Securitization Transactions, Inc. (the “Depositor”).  The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”) among the Depositor, UBS Real Estate Securities Inc., as transferor (the “Transferor”), Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”), as trust administrator (in such capacity, the “Trust Administrator”), and as custodian (in such capacity, the “Custodian”), and JPMorgan Chase Bank, N.A., as trustee (the “Trustee”). Distributions on this Certificate will be made primarily from collections on the applicable Mortgage Loans pursuant to the terms of the Agreement.  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

No transfer of a Certificate of this Class shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under said Act and such laws.  In the event that a transfer is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such transfer and such Certificateholder’s prospective transferee shall each certify to the Trust Administrator in writing the facts surrounding the transfer.  In the event that such a transfer is to be made within three years from the date of the initial issuance of Certificates pursuant hereto, there shall also be delivered (except in the case of a transfer pursuant to Rule 144A of the Securities Act) to the Trust Administrator an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Securities Act and such state securities laws, which Opinion of Counsel shall not be obtained at the expense of the Trustee, the Master Servicer, the Trust Administrator or the Depositor.  The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Trust Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

No transfer of this Certificate to a Plan subject to ERISA or Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any Person using “Plan Assets” to acquire this Certificate shall be made except in accordance with Section 5.02(b) of the Agreement.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trust Administrator.

IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated: February __, 2006

WELLS FARGO BANK, N.A.,
as Trust Administrator

By: ___________________________________

Countersigned:

By: ___________________________________
Authorized Signatory of
WELLS FARGO BANK, N.A.,
as Trust Administrator

EXHIBIT D-2

(FORM OF CLASS P CERTIFICATE)

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”).  ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE CODE WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROCEDURES DESCRIBED HEREIN.

Certificate No.:	[1]
Cut-off Date:	February 1, 2006
First Distribution Date:	March 27, 2006
Last Scheduled Distribution Date:	[_______ 25, 2036]
Percentage Interest	100%
CUSIP:	[_____________]

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.

MASTR SECOND LIEN TRUST 2006-1

Mortgage Pass-Through Certificates, Series 2006-1

Class P

evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of fixed-rate mortgage loans (the “Mortgage Loans”) secured by second liens on one- to four-family residential properties

Mortgage Asset Securitization Transactions, Inc., as Depositor

This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Transferor, the Master Servicer, the Trust Administrator, the Custodian or the Trustee referred to below or any of their respective affiliates.  Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that [___________] is the registered owner of the Percentage Interest evidenced by this Certificate in the Trust Prepayment Charges with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by Mortgage Asset Securitization Transactions, Inc. (the “Depositor”).  The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”) among the Depositor, UBS Real Estate Securities Inc., as transferor (the “Transferor”), Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”), as trust administrator (in such capacity, the “Trust Administrator”), and as custodian (in such capacity, the “Custodian”), and JPMorgan Chase Bank, N.A., as trustee (the “Trustee”). Distributions on this Certificate will be made primarily from collections on the applicable Mortgage Loans pursuant to the terms of the Agreement.  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

No transfer of a Certificate of this Class shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under said Act and such laws.  In the event that a transfer is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such transfer and such Certificateholder’s prospective transferee shall each certify to the Trust Administrator in writing the facts surrounding the transfer.  In the event that such a transfer is to be made within three years from the date of the initial issuance of Certificates pursuant hereto, there shall also be delivered (except in the case of a transfer pursuant to Rule 144A of the Securities Act) to the Trust Administrator an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Securities Act and such state securities laws, which Opinion of Counsel shall not be obtained at the expense of the Trustee, the Master Servicer, the Trust Administrator or the Depositor.  The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Trust Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

No transfer of this Certificate to a Plan subject to ERISA or Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any Person using “Plan Assets” to acquire this Certificate shall be made except in accordance with Section 5.02(b) of the Agreement.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trust Administrator.

IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated: February __, 2006

WELLS FARGO BANK, N.A.,
as Trust Administrator

By: ___________________________________

Countersigned:

By: ___________________________________
Authorized Signatory of
WELLS FARGO BANK, N.A.,
as Trust Administrator

EXHIBIT D-3

(FORM OF CLASS R CERTIFICATE)

THIS CERTIFICATE MAY NOT BE TRANSFERRED TO A NON-UNITED STATES PERSON.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “RESIDUAL INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).  TRANSFERS OF THIS CERTIFICATE TO ANY PERSON WHO IS NOT A PERMITTED TRANSFEREE, AS SET FORTH IN SECTION 5.02(C) OF THE AGREEMENT IS PROHIBITED.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”).  ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE CODE WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROCEDURES DESCRIBED HEREIN.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES (I) AN AFFIDAVIT TO THE TRUSTEE THAT (A) SUCH TRANSFEREE IS NOT (1) THE UNITED STATES OR ANY POSSESSION THEREOF, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (2) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) THAT IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (3) ANY ORGANIZATION DESCRIBED IN SECTION 1381(A)(2)(C) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (1), (2) OR (3) SHALL HEREINAFTER BE REFERRED TO AS A “DISQUALIFIED ORGANIZATION”) OR (4) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (B) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX, AND (II) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE HEREOF SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH AND THE PROVISIONS OF SECTION 5.02(D) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. ANY PERSON THAT IS A DISQUALIFIED ORGANIZATION IS PROHIBITED FROM ACQUIRING BENEFICIAL OWNERSHIP OF THIS CERTIFICATE.

Certificate No.:	[1]
Cut-off Date:	February 1, 2006
First Distribution Date:	March 27, 2006
Last Scheduled Distribution Date:	[_______ 25, 2036]
Aggregate Percentage Interest of the Class R Certificates as of the Issue Date:	100.00%
CUSIP:	[____________]

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.

MASTR SECOND LIEN TRUST 2006-1
Mortgage Pass-Through Certificates, Series 2006-1

Class R

evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of fixed-rate mortgage loans (the “Mortgage Loans”) secured by second liens on one- to four-family residential properties

Mortgage Asset Securitization Transactions, Inc., as Depositor

This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Transferor, the Master Servicer, the Trust Administrator, the Custodian or the Trustee referred to below or any of their respective affiliates.  Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that [___________] is the registered owner of the Percentage Interest evidenced by this Certificate in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by Mortgage Asset Securitization Transactions, Inc. (the “Depositor”).  The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”) among the Depositor, UBS Real Estate Securities Inc., as transferor (the “Transferor”), Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”), as trust administrator (in such capacity, the “Trust Administrator”), and as custodian (in such capacity, the “Custodian”), and JPMorgan Chase Bank, N.A., as trustee (the “Trustee”). Distributions on this Certificate will be made primarily from collections on the applicable Mortgage Loans pursuant to the terms of the Agreement.  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Any distribution of the proceeds of any remaining assets of the Trust Fund will be made only upon presentment and surrender of this Class R Certificate at the Corporate Trust Office of the Trust Administrator.

Prior to registration of any transfer, sale or other disposition of this Certificate, the proposed transferee shall provide to the Trust Administrator (i) an affidavit to the effect that such transferee is any Person other than a Disqualified Organization or the agent (including a broker, nominee or middleman) of a Disqualified Organization, and (ii) a certificate that acknowledges that (A) the Class R Certificates have been designated as a residual interest in a REMIC, (B) it will include in its income a pro rata share of the net income of the Trust Fund and that such income may be an “excess inclusion,” as defined in the Code, that, with certain exceptions, cannot be offset by other losses or benefits from any tax exemption, and (C) it expects to have the financial means to satisfy all of its tax obligations including those relating to holding the Class R Certificates. Notwithstanding the registration in the Certificate Register of any transfer, sale or other disposition of this Certificate to a Disqualified Organization or an agent (including a broker, nominee or middleman) of a Disqualified Organization, such registration shall be deemed to be of no legal force or effect whatsoever and such Person shall not be deemed to be a Certificateholder for any purpose, including, but not limited to, the receipt of distributions in respect of this Certificate.

The Holder of this Certificate, by its acceptance hereof, shall be deemed to have consented to the provisions of Section 5.02 of the Agreement and to any amendment of the Agreement deemed necessary by counsel of the Depositor to ensure that the transfer of this Certificate to any Person other than a Permitted Transferee or any other Person will not cause the Trust Fund to cease to qualify as a REMIC or cause the imposition of a tax upon the REMIC.

No transfer of this Certificate to a Plan subject to ERISA or Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any Person using “Plan Assets” to acquire this Certificate shall be made except in accordance with Section 5.02(b) of the Agreement.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trust Administrator.

IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated: February __, 2006

WELLS FARGO BANK, N.A.,
as Trust Administrator

By: ___________________________________

Countersigned:

By: ___________________________________
Authorized Signatory of
WELLS FARGO BANK, N.A.,
as Trust Administrator

EXHIBIT E-1

RESERVED

EXHIBIT E-2

RESERVED

EXHIBIT F

(Form of Reverse of Certificates)

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.

MASTR SECOND LIEN TRUST 2006-1

Mortgage Pass-Through Certificates, Series 2006-1

This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Asset Securitization Transactions, Inc. MASTR Second Lien Trust 2006-1, Mortgage Pass-Through Certificates, of the Series specified on the face hereof (herein collectively called the “Certificates”), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trust Administrator is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trust Administrator.

Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the “Distribution Date”), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement.  [For the Class A, M-1, M-2, M-3, M-4, M-5 or M-6 Certificates only] [The Record Date applicable to each Distribution Date is the Business Day immediately preceding such Distribution Date.]  [For the Class M-7, M-8, CE, P or R Certificates only] [The Record Date applicable to each Distribution Date is the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs.]

Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trust Administrator in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register.  The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office of the Trust Administrator or such other location specified in the notice to Certificateholders of such final distribution.

All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by the Trust Administrator by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trust Administrator in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Certificates of this Class the aggregate initial Certificate Principal Balance of which is in excess of the lesser of (i) $5,000,000 or (ii) two-thirds of the aggregate initial Certificate Principal Balance of the Certificates of this Class, or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.  Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trust Administrator for that purpose as provided in the Agreement.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trust Administrator and the rights of the Certificateholders under the Agreement at any time by the Transferor, the Depositor, the Master Servicer, the Trust Administrator, the Custodian and the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trust Administrator upon surrender of this Certificate for registration of transfer at the offices that the Trust Administrator designates for such purposes, accompanied by a written instrument of transfer in form satisfactory to the Trust Administrator and the Certificate Registrar duly executed by the holder hereof or such holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Trust Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Depositor, the Master Servicer, the Trust Administrator and the Trustee and any agent of the Depositor, the Master Servicer, the Trust Administrator or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Master Servicer, the Trust Administrator, the Trustee, nor any such agent shall be affected by any notice to the contrary.

On any Distribution Date on which the Pool Principal Balance is less than 10% of the aggregate Cut-off Date Principal Balances of the Mortgage Loans, the Master Servicer, subject to the conditions of the Agreement, will have the option to repurchase, in whole, from the Trust Fund all remaining Mortgage Loans and all property acquired in respect of the Mortgage Loans at a purchase price determined as provided in the Agreement.  In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Agreement.  In no event, however, will the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement.

Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

______________________________________________________________________________
______________________________________________________________________________

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Trust Administrator to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:

______________________________________
Signature by or on behalf of assignor

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
for the account of ______________________________________________________________,
account number ______________, or, if mailed by check, to __________________________.
Statements should be mailed to ________________________________________________
______________________________________________________________________________
_____________________________________________________________________________.

This information is provided by, _____________________________________________
the assignee named above, or _____________________________________________________,
as its agent.

STATE OF

)

)

ss.:
COUNTY OF

)

On the

day of _______, 200_   before me, a notary public in and for said State, personally appeared ___________________________________, known to me who, being by me duly sworn, did depose and say that he executed the foregoing instrument.

_______________________________________
Notary Public

[Notarial Seal]

EXHIBIT G

FORM OF INITIAL CERTIFICATION OF CUSTODIAN

[date]

Mortgage Asset Securitization Transactions, Inc.
1285 Avenue of the Americas
New York, NY 10019

JPMorgan Chase Bank, N.A., as trustee
4 New York Plaza, 6th Floor

New York, NY 10004-2477

Re:

Pooling and Servicing Agreement among Mortgage Asset Securitization Transactions, Inc., as depositor, UBS Real Estate Securities Inc., as transferor, Wells Fargo Bank, N.A., as master servicer, as trust administrator, and as custodian, and JPMorgan Chase Bank, N.A., as trustee, in connection with MASTR Second Lien Trust 2006-1, Mortgage Pass-Through Certificates, Series 2006-1.

Gentlemen:

In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”), the undersigned, as the Custodian acting on behalf of the Trustee with respect to the related Mortgage Loans, hereby certifies that, as to each related Mortgage Loan listed in the Mortgage Loan Schedule (other than any related Mortgage Loan paid in full or any related Mortgage Loan listed on the attached schedule) it has received:

(i)

(a) the original Mortgage Note or (b) with respect to any Lost Mortgage Note, a lost note affidavit from the Depositor stating that the original Mortgage Note was lost or destroyed; and

(ii)

a duly executed assignment of the Mortgage (which may be included in a blanket assignment or assignments).

Based on its review and examination and only as to the foregoing documents, such documents appear regular on their face and related to such Mortgage Loan.

The Custodian has made no independent examination of any documents contained in each related Mortgage File beyond the review specifically required in the Pooling and Servicing Agreement.  The Custodian makes no representations as to:  (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each related Mortgage File of any of the related Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

[NAME OF CUSTODIAN],
as Custodian

By: __________________________________
Name:
Title:

EXHIBIT H

FORM OF FINAL CERTIFICATION OF CUSTODIAN

[date]

JPMorgan Chase Bank, N.A., as trustee
4 New York Plaza, 6th Floor

New York, NY 10004-2477

UBS Real Estate Securities Inc.
1285 Avenue of the Americas
New York, NY 10019

Mortgage Asset Securitization Transactions, Inc.
1285 Avenue of the Americas
New York, NY 10019

Re:

Pooling and Servicing Agreement among Mortgage Asset Securitization Transactions, Inc., as depositor, UBS Real Estate Securities Inc., as transferor, Wells Fargo Bank, N.A., as master servicer, as trust administrator, and as custodian, and JPMorgan Chase Bank, N.A., as trustee, in connection with MASTR Second Lien Trust 2006-1, Mortgage Pass-Through Certificates, Series 2006-1.

Gentlemen:

In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”), the undersigned, as the Custodian acting on behalf of the Trustee with respect to the related Mortgage Loans, hereby certifies that, as to each related Mortgage Loan listed in the Mortgage Loan Schedule (other than any related Mortgage Loan paid in full or any related Mortgage Loan listed on the attached schedule) it has received:

(i)

the original Mortgage Note endorsed in the form provided in Section 2.01(b) of the Pooling and Servicing Agreement, with all intervening endorsements showing a complete chain of endorsement from the originator to the Person endorsing the Mortgage Note.

(ii)

The original recorded Mortgage.

(iii)

A duly executed assignment of the Mortgage in the form provided in Section 2.01(b) of the Pooling and Servicing Agreement, or, if the Depositor has certified or the Custodian otherwise knows that the related Mortgage has not been returned from the applicable recording office, a copy of the assignment of the Mortgage (excluding information to be provided by the recording office).

(iv)

The original or duplicate original recorded assignment or assignments of the Mortgage showing a complete chain of assignment from the originator to the Depositor.

(v)

The original or duplicate original lender’s title policy and all riders thereto.

Based on its review and examination and only as to the foregoing documents, (a) such documents appear regular on their face and related to such Mortgage Loan, and (b) the information set forth in items (1), (2), (3), (4), (9), (16) and (21) of the definition of the “Mortgage Loan Schedule” in Section 1.01 of the Pooling and Servicing Agreement accurately reflects information set forth in the Mortgage File.

The Custodian on behalf of the Trustee has made no independent examination of any documents contained in each related Mortgage File beyond the review specifically required in the Pooling and Servicing Agreement.  The Custodian on behalf of the Trustee makes no representations as to:  (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each related Mortgage File of any of the related Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

[NAME OF CUSTODIAN],
as Custodian

By: __________________________________
Name:
Title:

EXHIBIT I

FORM OF CLASS R TRANSFER AFFIDAVIT

MASTR SECOND LIEN TRUST 2006-1

Mortgage Asset Securitization Transactions, Inc.
Mortgage Pass-Through Certificates
Series 2006-1

STATE OF

)

)

ss.:
COUNTY OF

)

The undersigned, being first duly sworn, deposes and says as follows:

1.

The undersigned is an officer of _______, the proposed Transferee of an Ownership Interest in a Class R Certificate (the “Certificate”) issued pursuant to the Pooling and Servicing Agreement dated as of February 1, 2006 (the “Agreement”) among Mortgage Asset Securitization Transactions, Inc., as depositor, UBS Real Estate Securities Inc., as transferor (the “Transferor”), Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”), as trust administrator (in such capacity, the “Trust Administrator”), and as custodian (in such capacity, the “Custodian”), and JPMorgan Chase Bank, N.A., as trustee (the “Trustee”).  Capitalized terms used, but not defined herein or in Exhibit 1 hereto, shall have the meanings ascribed to such terms in the Agreement.  The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

2.

The Transferee is, as of the date hereof, and will be, as of the date of the Transfer, a Permitted Transferee.  The Transferee is acquiring its Ownership Interest in the Certificate either (i) for its own account or (ii) as nominee, trustee or agent for another Person and has attached hereto an affidavit from such Person in substantially the same form as this affidavit.  The Transferee has no knowledge that any such affidavit is false.

3.

The Transferee has been advised of, and understands that (i) a tax will be imposed on Transfers of the Certificate to Persons that are Disqualified Organizations; (ii) such tax will be imposed on the transferor, or, if such Transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is a Disqualified Organization, on the agent; and (iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is not a Disqualified Organization and, at the time of Transfer, such Person does not have actual knowledge that the affidavit is false.

4.

The Transferee has been advised of, and understands that a tax will be imposed on a “pass-through entity” holding the Certificate if at any time during the taxable year of the pass-through entity a Person that is a Disqualified Organization is the record holder of an interest in such entity.  The Transferee understands that such tax will not be imposed for any period with respect to which the record holder furnishes to the pass-through entity an affidavit that such record holder is not a Disqualified Organization and the pass-through entity does not have actual knowledge that such affidavit is false; provided, that a pass-through entity which is an “electing large partnership” under the Code will be subject to tax in all events.  (For this purpose, a “pass-through entity” includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.) The Transferee further understands that it may incur tax liabilities with respect to the holding of the Certificate in excess of cash flows generated thereby.

5.

The Transferee has reviewed the provisions of Section 5.02(c) of the Agreement (attached hereto as Exhibit 2 and incorporated herein by reference) and understands the legal consequences of the acquisition of an Ownership Interest in the Certificate including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the Transfer and mandatory sales.  The Transferee expressly agrees to be bound by and to abide by the provisions of Section 5.02(c) of the Agreement and the restrictions noted on the face of the Certificate.  The Transferee understands and agrees that any breach of any of the representations included herein shall render the Transfer to the Transferee contemplated hereby null and void.

6.

The Transferee agrees to require a Transfer Affidavit from any Person to whom the Transferee attempts to Transfer its Ownership Interest in the Certificate, and in connection with any Transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not Transfer its Ownership Interest or cause any Ownership Interest to be Transferred to any Person that the Transferee knows is not a Permitted Transferee.  In connection with any such Transfer by the Transferee, the Transferee agrees to deliver to the Trust Administrator a certificate substantially in the form set forth as Exhibit I to the Agreement (a “Transferor Certificate”) to the effect that such Transferee has no actual knowledge that the Person to which the Transfer is to be made is not a Permitted Transferee.

7.

The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the Certificate.  The Transferee historically has paid its debts as they have become due and intends to do so in the future.  The Transferee understands that the taxable income and tax liability with respect to this Certificate will exceed distributions with respect to the Certificate in some or all periods and intends to pay all taxes with respect to the Certificate as they become due.

8.

The Transferee’s taxpayer identification number is __________.

9.

The Transferee is a U.S. Person as defined in Code Section 7701(a)(30) or is not a U.S. Person and has furnished the Transferor and the Trust Administrator with a duly completed Internal Revenue Service Form W-8ECI or any applicable successor form.

10.

The Transferee is aware that the Certificate may be a “noneconomic residual interest” within the meaning of proposed Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

11.

The Transferee will not cause income with respect to the Certificate to be attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of the Transferee or any other U.S. Person.

12.

Check one of the following paragraphs:

□ The present value of the anticipated tax liabilities associated with holding the Certificate, as applicable, does not exceed the sum of:

(i)

the present value of any consideration given to the Transferee to acquire such Certificate;

(ii)

the present value of the expected future distributions on such Certificate; and

(iii)

the present value of the anticipated tax savings associated with holding such Certificate as the related REMIC generates losses.

For purposes of this calculation, (i) the Transferee is assumed to pay tax at the highest rate currently specified in Section 11(b) of the Code (but the tax rate in Section 55(b)(1)(B) of the Code may be used in lieu of the highest rate specified in Section 11(b) of the Code if the Transferee has been subject to the alternative minimum tax under Section 55 of the Code in the preceding two years and will compute its taxable income in the current taxable year using the alternative minimum tax rate) and (ii) present values are computed using a discount rate equal to the short-term Federal rate prescribed by Section 1274(d) of the Code for the month of the transfer and the compounding period used by the Transferee.

□ The transfer of the Certificate complies with U.S. Treasury Regulations Sections 1.860E-1(c)(5) and (6) and, accordingly,

(i)

the Transferee is an “eligible corporation,” as defined in U.S. Treasury Regulations Section 1.860E-1(c)(6)(i), as to which income from the Certificate will only be taxed in the United States;

(ii)

at the time of the transfer, and at the close of the Transferee’s two fiscal years preceding the year of the transfer, the Transferee had gross assets for financial reporting purposes (excluding any obligation of a person related to the Transferee within the meaning of U.S. Treasury Regulations Section 1.860E-1(c)(6)(ii)) in excess of $100 million and net assets in excess of $10 million;

(iii)

the Transferee will transfer the Certificate only to another “eligible corporation,” as defined in U.S. Treasury Regulations Section 1.860E-1(c)(6)(i), in a transaction that satisfies the requirements of U.S. Treasury Regulations Sections 1.860E-1(c)(4)(i), (ii) and (iii) and Section 1.860E-1(c)(5); and

(iv)

the Transferee determined the consideration paid to it to acquire the Certificate based on reasonable market assumptions (including, but not limited to, borrowing and investment rates, prepayment and loss assumptions, expense and reinvestment assumptions, tax rates and other factors specific to the Transferee) that it has determined in good faith.

□ None of the above.

13.

The Transferee is either:  (i) not an employee benefit plan or other retirement arrangement subject to Section 406 of ERISA and/or Section 4975 of the Code, or a person acting for, on behalf of or with the assets of, any such plan or arrangement, (ii) if the purchaser is an insurance company, the purchaser is an insurance company which is purchasing such Certificate with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)) and the purchase and holding of such Certificate is covered under Sections I and III of PTCE 95-60, or (iii) the Transferee has delivered to the Trust Administrator an Opinion of Counsel satisfactory to the Trust Administrator to the effect that the purchase or holding of such Certificate will not result in prohibited transactions under Section 406 of ERISA and/or Section 4975 of the Code and will not subject the Trustee, the Transferor, the Depositor, the Master Servicer or the Trust Administrator to any obligation in addition to those undertaken in the Agreement, which Opinion of Counsel shall not be an expense of such parties or the Trust Fund.

*         *         *

IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer and its corporate seal to be hereunto affixed, duly attested, this ____________ day of __________________, 200_.

__________________________________
PRINT NAME OF TRANSFEREE

By: __________________________________
Name:
Title:

[Corporate Seal]

ATTEST:

__________________________________
[Assistant] Secretary

Personally appeared before me the above-named _______, known or proved to me to be the same person who executed the foregoing instrument and to be the __________ of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

Subscribed and sworn before me this

 day of _______, 200_.

__________________________________
NOTARY PUBLIC

My Commission expires the ______ day of ________________, 200_.

EXHIBIT 1
to EXHIBIT I

Certain Definitions

“Disqualified Organization”:  A Person specified in clauses (i)-(iv) of the definition of “Permitted Transferee.”

“Ownership Interest”:  As to any Residual Certificate, any ownership interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial.

“Permitted Transferee”:  Any person other than (i) the United States, any State or political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, International Organization or any agency or instrumentality of either of the foregoing, (iii) an organization (except certain farmers’ cooperatives described in Section 521 of the Code) which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income) on any excess inclusions (as defined in Section 860E(c)(l) of the Code) with respect to any Residual Certificate, (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code, (v) a Person that is not a citizen or resident of the United States, a corporation, partnership (except as provided in applicable Treasury Regulations), or other entity created or organized in or under the laws of the United States or any state thereof or the District of Columbia, an estate whose income is subject to United States federal income tax purposes regardless of its source or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more persons described in this clause (v) have the authority to control all substantial decisions of the trust (or, to the extent provided in applicable Treasury Regulations, certain trusts in existence on September 20, 1996 which are eligible to elect to be treated as United States persons) unless such Person has furnished the transferor and the Trust Administrator with a duly completed Internal Revenue Service Form W-8ECI or any applicable successor form, (vi) any Person with respect to whom income on any residual certificate is attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable treaty, of such Person or any other U.S. Person and (vii) any other Person so designated by the Depositor based upon an Opinion of Counsel that the Transfer of an Ownership Interest in a Residual Certificate to such Person may cause a REMIC hereunder to fail to qualify as a REMIC at any time that the Certificates are outstanding.  The terms “United States,” “State” and “International Organization” shall have the meanings set forth in Section 7701 of the Code or successor provisions.  A corporation will not be treated as an instrumentality of the United States or of any State or political subdivision thereof for these purposes if all of its activities are subject to tax and, with the exception of the Freddie Mac, a majority of its board of directors is not selected by such government unit.

“Person”:  Any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

“Transfer”:  Any direct or indirect transfer or sale of any Ownership Interest in a Residual Certificate.

“Transferee”:  Any Person who is acquiring by Transfer any Ownership Interest in a Residual Certificate.

EXHIBIT 2
to EXHIBIT I

Section 5.02(c) of the Agreement

Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

(i)

Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trust Administrator of any change or impending change in its status as a Permitted Transferee.

(ii)

No Ownership Interest in a Residual Certificate may be registered on the Closing Date or thereafter transferred, and the Trust Administrator shall not register the Transfer of any Residual Certificate unless, in addition to the certificates required to be delivered to the Trust Administrator under subparagraph (b) above, the Trust Administrator shall have been furnished with an affidavit (a “Transfer Affidavit”) of the initial owner or the proposed transferee in the form attached hereto as Exhibit I.

(iii)

Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall agree (A) to obtain a Transfer Affidavit from any other Person to whom such Person attempts to Transfer its Ownership Interest in a Residual Certificate, (B) to obtain a Transfer Affidavit from any Person for whom such Person is acting as nominee, trustee or agent in connection with any Transfer of a Residual Certificate and (C) not to Transfer its Ownership Interest in a Residual Certificate or to cause the Transfer of an Ownership Interest in a Residual Certificate to any other Person if it has actual knowledge that such Person is not a Permitted Transferee.

(iv)

Any attempted or purported Transfer of any Ownership Interest in a Residual Certificate in violation of the provisions of this Section 5.02(c) shall be absolutely null and void and shall vest no rights in the purported Transferee.  If any purported transferee shall become a Holder of a Residual Certificate in violation of the provisions of this Section 5.02(c), then the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of registration of Transfer of such Residual Certificate.  The Trust Administrator shall be under no liability to any Person for any registration of Transfer of a Residual Certificate that is in fact not permitted by Section 5.02(b) and this Section 5.02(c) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the Transfer was registered after receipt of the related Transfer Affidavit, Transferor Certificate and either the Rule 144A Letter or the Investment Letter.  The Trust Administrator shall be entitled but not obligated to recover from any Holder of a Residual Certificate that was in fact not a Permitted Transferee at the time it became a Holder or, at such subsequent time as it became other than a Permitted Transferee, all payments made on such Residual Certificate at and after either such time.  Any such payments so recovered by the Trust Administrator shall be paid and delivered by the Trust Administrator to the last preceding Permitted Transferee of such Certificate.

(v)

The Depositor shall use its best efforts to make available, upon receipt of written request from the Trust Administrator, all information necessary to compute any tax imposed under Section 860E(e) of the Code as a result of a Transfer of an Ownership Interest in a Residual Certificate to any Holder who is not a Permitted Transferee described in clauses (i) through (iv) of the definition thereof.

The restrictions on Transfers of a Residual Certificate set forth in this Section 5.02(c) shall cease to apply (and the applicable portions of the legend on a Residual Certificate may be deleted) with respect to Transfers occurring after delivery to the Trust Administrator of an Opinion of Counsel, which Opinion of Counsel shall not be an expense of the Trust Fund, the Trustee, the Loan Seller, the Transferors, the Master Servicer or the Trust Administrator, to the effect that the elimination of such restrictions will not cause a REMIC hereunder to fail to qualify as a REMIC at any time that the Certificates are outstanding or result in the imposition of any tax on the Trust Fund, a Certificateholder or another Person.  Each Person holding or acquiring any Ownership Interest in a Residual Certificate hereby consents to any amendment of this Agreement which, based on an Opinion of Counsel furnished to the Trust Administrator, is reasonably necessary (a) to ensure that the record ownership of, or any beneficial interest in, a Residual Certificate is not transferred, directly or indirectly, to a Person that is not a Permitted Transferee and (b) to provide for a means to compel the Transfer of a Residual Certificate which is held by a Person that is not a Permitted Transferee to a Holder that is a Permitted Transferee.

EXHIBIT J

FORM OF TRANSFEROR CERTIFICATE

_____________________
Date

Mortgage Asset Securitization Transactions, Inc.
1285 Avenue of the Americas
New York, New York 10019
Attention:

Wells Fargo Bank, N.A., as trust administrator
Sixth Street and Marquette Avenue

Minneapolis, Minnesota  55479

Attention:

Re:

Mortgage Asset Securitization Transactions, Inc., MASTR Second Lien Trust 2006-1, Mortgage Pass-Through Certificates, Series 2006-1, Class R

Ladies and Gentlemen:

In connection with our disposition of the above Certificates we certify that (a) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, in a manner that would be deemed, or taken any other action which would result in, a violation of Section 5 of the Securities Act of 1933, as amended and (b) to the extent we are disposing of a Class R Certificate, (i) we have no knowledge the Transferee is not a Permitted Transferee, (ii) after conducting a reasonable investigation of the financial condition of the Transferee, we have no reason to believe that the Transferee will not pay taxes with respect to the Class R Certificate when due, and (iii) we have no reason to believe that the statements made in paragraphs 7, 10 and 11 of the Transferee’s Transfer Affidavit are false.

Very truly yours,

_____________________________________
Print Name of Transferor

By: __________________________________
Authorized Officer

EXHIBIT K

FORM OF INVESTMENT LETTER (NON-RULE 144A)

_____________________
Date

Mortgage Asset Securitization Transactions, Inc.
1285 Avenue of the Americas
New York, New York 10019
Attention:

Wells Fargo Bank, N.A., as trust administrator
Sixth Street and Marquette Avenue

Minneapolis, Minnesota 55479

Attention:

Re:

Mortgage Asset Securitization Transactions, Inc., MASTR Second Lien Trust 2006-1, Mortgage Pass-Through Certificates, Series 2006-1, Class [__________]

Ladies and Gentlemen:

In connection with our acquisition of the above Certificates we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the “Act”), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we are an “accredited investor,” as defined in Regulation D under the Act, and have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) either (i) we are not an employee benefit plan or other retirement arrangement subject to Section 406 of ERISA and/or Section 4975 of the Code, or a person acting for, on behalf of or with the assets of, any such plan or arrangement, (ii) in the case of an ERISA-Restricted Certificate which is the subject of an ERISA Qualifying Underwriting, other than the Class P Certificates, if we are an insurance company, we are an insurance company that is purchasing such Certificates with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)) and the purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60 or (iii) we have provided the Trust Administrator with a satisfactory Opinion of Counsel as required in the Agreement to the effect that the purchase or holding of such ERISA-Restricted Certificate will not result in prohibited transactions under Section 406 of ERISA and/or Section 4975 of the Code and will not subject the Trustee, the Transferor, the Depositor, the Master Servicer or the Trust Administrator to any obligation in addition to those undertaken in the Agreement, (e) in the case of an ERISA-Restricted Swap Certificate prior to the termination of the Swap Agreement, either (i) the Investor is neither a Plan nor a person acting on behalf of any such Plan or using the assets of any such Plan to effect such transfer or (ii) the acquisition and holding of the ERISA-Restricted Swap Certificate are eligible for exemptive relief under PTCE 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60 or PTCE 96-23, (f) we are acquiring the Certificates for investment for our own account and not with a view to any distribution of such Certificates (but without prejudice to our right at all times to sell or otherwise dispose of the Certificates in accordance with clause (h) below), (g) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, or taken any other action which would result in a violation of Section 5 of the Act, and (h) we will not sell, transfer or otherwise dispose of any Certificates unless (1) such sale, transfer or other disposition is made pursuant to an effective registration statement under the Act or is exempt from such registration requirements, and if requested, we will at our expense provide an opinion of counsel satisfactory to the addressees of this Certificate that such sale, transfer or other disposition may be made pursuant to an exemption from the Act, (2) the purchaser or transferee of such Certificate has executed and delivered to you a certificate to substantially the same effect as this certificate, and (3) the purchaser or transferee has otherwise complied with any conditions for transfer set forth in the Pooling and Servicing Agreement.

Very truly yours,

_____________________________________
Print Name of Transferor

By: __________________________________
Authorized Officer

EXHIBIT L

FORM OF RULE 144A LETTER

_____________________
Date

Mortgage Asset Securitization Transactions, Inc.
1285 Avenue of the Americas
New York, New York 10019
Attention:

Wells Fargo Bank, N.A., as trust administrator
Sixth Street and Marquette Avenue

Minneapolis, Minnesota 55479

Attention:

Re:

Mortgage Asset Securitization Transactions, Inc., MASTR Second Lien Trust 2006-1, Mortgage Pass-Through Certificates, Series 2006-1, Class [_______________]

Ladies and Gentlemen:

In connection with our acquisition of the above Certificates we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the “Act”), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) either (i) we are not an employee benefit plan or other retirement arrangement subject to Section 406 of ERISA and/or Section 4975 of the Code, or a person acting for, on behalf of or with the assets of, any such plan or arrangement, (ii) in the case of an ERISA-Restricted Certificate which is the subject of an ERISA Qualifying Underwriting, other than the Class P Certificates, if we are an insurance company, we are an insurance company that is purchasing such Certificates with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)) and that the purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60 or (iii) we have provided the Trust Administrator with a satisfactory Opinion of Counsel as required in the Agreement to the effect that the purchase or holding of such ERISA-Restricted Certificate will not result in prohibited transactions under Section 406 of ERISA and/or Section 4975 of the Code and will not subject the Trustee, the Transferor, the Depositor, the Master Servicer or the Trust Administrator to any obligation in addition to those undertaken in the Agreement, (e) in the case of an ERISA-Restricted Swap Certificate prior to the termination of the Swap Agreement, either (i) the Investor is neither a Plan nor a person acting on behalf of any such Plan or using the assets of any such Plan to effect such transfer or (ii) the acquisition and holding of the ERISA-Restricted Swap Certificate are eligible for exemptive relief under PTCE 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60 or PTCE 96-23, (f) we have not, nor has anyone acting on our behalf offered, transferred, pledged, sold or otherwise disposed of the Certificates, any interest in the Certificates or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificates, any interest in the Certificates or any other similar security from, or otherwise approached or negotiated with respect to the Certificates, any interest in the Certificates or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Certificates under the Securities Act or that would render the disposition of the Certificates a violation of Section 5 of the Securities Act or require registration pursuant thereto, nor will act, nor has authorized or will authorize any person to act, in such manner with respect to the Certificates, (g) we are a “qualified institutional buyer” as that term is defined in Rule 144A under the Securities Act and have completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2.  We are aware that the sale to us is being made in reliance on Rule 144A.  We are acquiring the Certificates for our own account or for resale pursuant to Rule 144A and further, understand that such Certificates may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the Securities Act.

ANNEX 1
to EXHIBIT L

QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

(For Transferees Other Than Registered Investment Companies)

The undersigned (the “Buyer”) hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

1.

As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

2.

In connection with purchases by the Buyer, the Buyer is a “qualified institutional buyer” as that term is defined in Rule 144A under the Securities Act of 1933, as amended (“Rule 144A”) because (i) the Buyer owned and/or invested on a discretionary basis either at least $100,000 in securities or, if Buyer is a dealer, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities (except for the excluded securities referred to below) as of the end of the Buyer’s most recent fiscal year (such amount being calculated in accordance with Rule 144A and (ii) the Buyer satisfies the criteria in the category marked below.

·

Corporation, etc.  The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

·

Bank.  The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

·

Savings and Loan.  The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

·

Broker-dealer.  The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

·

Insurance Company.  The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, territory or the District of Columbia.

·

State or Local Plan.  The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

·

ERISA Plan.  The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

·

Investment Advisor.  The Buyer is an investment advisor registered under the Investment Advisors Act of 1940.

·

Small Business Investment Company.  Buyer is a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

·

Business Development Company.  Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.

3.

The term “securities” as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iv) bank deposit notes and certificates of deposit, (v) loan participations, (vi) repurchase agreements, (vii) securities owned but subject to a repurchase agreement and (viii) currency, interest rate and commodity swaps.

4.

For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph, except (i) where the Buyer reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published.  If clause (ii) in the preceding sentence applies, the securities may be valued at market.  Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer’s direction.  However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

5.

The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

6.

Until the date of purchase of the Rule 144A Securities, the Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein.  Until such notice is given, the Buyer’s purchase of the Certificates will constitute a reaffirmation of this certification as of the date of such purchase.  In addition, if the Buyer is a bank or savings and loan is provided above, the Buyer agrees that it will furnish to such parties updated annual financial statements promptly after they become available.

_____________________________________
Print Name of Buyer

By: __________________________________
Name:
Title:
Date:

ANNEX 2
to EXHIBIT L

QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

(For Transferees That are Registered Investment Companies)

The undersigned (the “Buyer”) hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

1.

As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a “qualified institutional buyer” as that term is defined in Rule 144A under the Securities Act of 1933, as amended (“Rule 144A”), because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

2.

In connection with purchases by Buyer, the Buyer is a “qualified institutional buyer” as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, as amended and (ii) as marked below, the Buyer alone, or the Buyer’s Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer’s most recent fiscal year.  For purposes of determining the amount of securities owned by the Buyer or the Buyer’s Family of Investment Companies, the cost of such securities was used, except (i) where the Buyer or the Buyer’s Family of Investment Companies reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published.  If clause (ii) in the preceding sentence applies, the securities may be valued at market.

___ The Buyer owned $_______ in securities (other than the excluded securities referred to below) as of the end of the Buyer’s most recent fiscal year (such amount being calculated in accordance with Rule 144A).

___ The Buyer is part of a Family of Investment Companies which owned in the aggregate $_______ in securities (other than the excluded securities referred to below) as of the end of the Buyer’s most recent fiscal year (such amount being calculated in accordance with Rule 144A).

3.

The term “Family of Investment Companies” as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

4.

The term “securities” as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer’s Family of Investment Companies, (ii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

5.

The Buyer is familiar with Rule 144A and understands that the parties listed in the Rule 144A Transferee Certificate to which this certification relates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A.  In addition, the Buyer will only purchase for the Buyer’s own account.

6.

Until the date of purchase of the Certificates, the undersigned will notify the parties listed in the Rule 144A Transferee Certificate to which this certification relates of any changes in the information and conclusions herein.  Until such notice is given, the Buyer’s purchase of the Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

_____________________________________
Print Name of Buyer or Adviser

By: __________________________________
Name:
Title:

IF AN ADVISER:

_____________________________________
Print Name of Buyer

Date:

EXHIBIT M

FORM OF REQUEST FOR RELEASE OF DOCUMENTS

To:

Wells Fargo Bank, N.A.

1015 10th Avenue S.E.

Minneapolis, MN  55414-0031

Attn:   Inventory Control—MASL 2006-1

Re:

Pooling and Servicing Agreement, dated as of February 1, 2006, by and among Mortgage Asset Securitization Transactions, Inc., as depositor, UBS Real Estate Securities Inc., as transferor, Wells Fargo Bank, N.A., as master servicer, as trust administrator and as custodian, and JPMorgan Chase Bank, N.A., as trustee.

In connection with the administration of the related Mortgage Loans held by you as Custodian pursuant to the above-captioned Pooling and Servicing Agreement, we request the release, and hereby acknowledge receipt, of the Mortgage File for the Mortgage Loan described below, for the reason indicated.  If such Mortgage Loan is being repurchased, we hereby certify that the Purchase Price for such Mortgage Loan has been paid.

Mortgage Loan Number:

Mortgagor Name, Address & Zip Code:

Reason for Requesting Documents (check one):

_______

1.

Mortgage Paid in Full

_______

2.

Foreclosure

_______

3.

Substitution

_______

4.

Other Liquidation (Repurchases, etc.)

_______

5.

Nonliquidation

Reason:____________________________________

Address to which Custodian should

Deliver the Mortgage File:

__________________________________________

__________________________________________

__________________________________________

By:_______________________________________

            (authorized signer)

Issuer:_____________________________________

Address:___________________________________

  ___________________________________

Date:______________________________________

Custodian

Wells Fargo Bank, N.A.

Please acknowledge the execution of the above request by your signature and date below:

____________________________________

_________________

Signature

Date

Documents returned to Custodian:

____________________________________

_________________

Custodian

Date

EXHIBIT N

[RESERVED]

EXHIBIT O

FORM OF ASSESSMENT OF COMPLIANCE

MASTR SECOND LIEN TRUST (the “Trust”)

Mortgage Pass-Through Certificates

Series 2006-1

I, [name of certifying individual], a duly elected and acting officer of [__________________________] (the “Assessing Party”), certify pursuant to Section 3.22 of the Pooling and Servicing Agreement to the Depositor, [the Trust Administrator] and each Person, if any, who “controls” the Depositor [or the Trust Administrator] within the meaning of the Securities Act of 1933, as amended, and their respective officers and directors, with respect to the calendar year immediately preceding the date of this Certificate (the “Relevant Year”), as follows:

1.

I am responsible for assessing compliance with the Servicing Criteria applicable to the Assessing Party during the Relevant Year. For purposes of this assessment, I have used the Servicing Criteria as set for in Item 1122 of Regulation AB.

2.

Based on my knowledge, the Assessing Party was in compliance with the Servicing Criteria applicable to the Assessing Party during the Relevant Year other than [state any material instance of noncompliance with respect thereto during such period].  This assessment is based on the activities the Assessing Party performs with respect to asset-backed securities transactions taken as a whole involving the Assessing Party, that are backed by the same asset type as the related Loans serviced by it.

3.

Based on the activities the Assessing Party performs with respect to asset-backed securities transactions taken as a whole involving the Assessing Party, that are backed by the same asset type as the related Mortgage Loans serviced by it, the following Servicing Criteria are not applicable to the Assessing Party: [____________].

4.

A registered public accounting firm has issued an attestation report on the Assessing Party’s assessment of compliance for the period consisting of Relevant Year.

Capitalized terms used but not defined herein have the meanings assigned in the pooling and servicing agreement dated as of February  1, 2006 (the “Pooling and Servicing Agreement”) among Mortgage Asset Securitization Transactions, Inc., as depositor, UBS Real Estate Securities Inc., as transferor, Wells Fargo Bank, N.A., as master servicer, trust administrator, and as custodian, and JPMorgan Chase Bank, N.A., as trustee.

[__________________],
as Assessing Party

By: __________________________________

[Name]
[Title]

[Date]

EXHIBIT P

FORM OF CUSTODIAN’S ASSESSMENT OF COMPLIANCE

MASTR SECOND LIEN TRUST (the “Trust”)

Mortgage Pass-Through Certificates

Series 2006-1

I, [name of certifying individual], a duly elected and acting officer of [__________________________] (the “Assessing Party”), certify pursuant to (i) Section 3.22 of the Pooling and Servicing Agreement to the Depositor, the Trustee and each Person, if any, who “controls” the Depositor or the Trustee within the meaning of the Securities Act of 1933, as amended, and their respective officers and directors, with respect to the calendar year immediately preceding the date of this Certificate (the “Relevant Year”) and (ii) the Custodial Agreement (as defined herein), as follows:

1.

I am responsible for assessing compliance with the Servicing Criteria applicable to the Assessing Party during the Relevant Year. For purposes of this assessment, I have used the Servicing Criteria as set for in Item 1122 of Regulation AB.

2.

Based on my knowledge, the Assessing Party was in compliance with the Servicing Criteria applicable to the Assessing Party during the Relevant Year other than [state any material instance of noncompliance with respect thereto during such period].  This assessment is based on the activities the Assessing Party performs with respect to asset-backed securities transactions taken as a whole involving the Assessing Party, that are backed by the same asset type as the related Loans serviced by it.

3.

Based on the activities the Assessing Party performs with respect to asset-backed securities transactions taken as a whole involving the Assessing Party, that are backed by the same asset type as the related Mortgage Loans serviced by it, the following Servicing Criteria are not applicable to the Assessing Party: [____________].

4.

A registered public accounting firm has issued an attestation report on the Assessing Party’s assessment of compliance for the period consisting of Relevant Year.

Capitalized terms used but not defined herein have the meanings assigned in the pooling and servicing agreement dated as of February  1, 2006 (the “Pooling and Servicing Agreement”) among Mortgage Asset Securitization Transactions, Inc., as depositor, UBS Real Estate Securities Inc., as transferor, Wells Fargo Bank, N.A., as master servicer, trust administrator, and as custodian, and JPMorgan Chase Bank, N.A., as trustee.

[__________________],
as Assessing Party

By: __________________________________

[Name]
[Title]

[Date]

EXHIBIT Q

[RESERVED]

EXHIBIT R

Additional Form 10-D Disclosure

Item on Form 10-D	Party Responsible
Item 1: Distribution and Pool Performance Information Any information required by 1121 which is NOT included on the Monthly Statement	Servicer Securities Administrator Depositor
Item 2: Legal Proceedings per Item 1117 of Reg AB

(i) All parties to the Pooling and Servicing Agreement (as to themselves), (ii) the Trustee, the Trust Administrator and Servicer as to the issuing entity, (iii) the Depositor as to the sponsor, any 1110(b) originator, any 1100(d)(1) party

Item 3: Sale of Securities and Use of Proceeds	Depositor
Item 4: Defaults Upon Senior Securities	Trust Administrator
Item 5: Submission of Matters to a Vote of Security Holders	Trust Administrator
Item 6: Significant Obligors of Pool Assets	Depositor/Servicer
Item 7: Significant Enhancement Provider Information	Depositor/Servicer
Item 8: Other Information	Any party responsible for disclosure items on Form 8-K
Item 9: Exhibits	Trust Administrator Depositor

EXHIBIT S

Additional Form 10-K Disclosure

Item on Form 10-K	Party Responsible
Item 1B: Unresolved Staff Comments	Depositor
Item 9B: Other Information	Any party responsible for disclosure items on Form 8-K
Item 15: Exhibits, Financial Statement Schedules	Depositor
Additional Item: Disclosure per Item 1117 of Reg AB

(i) All parties to the Pooling and Servicing Agreement (as to themselves), (ii) the Trustee, the Trust Administrator and Servicer as to the issuing entity, (iii) the Depositor as to the sponsor, any 1110(b) originator, any 1100(d)(1) party

Additional Item: Disclosure per Item 1119 of Reg AB	(i) All parties to the Pooling and Servicing Agreement as to themselves, (ii) the Depositor as to the sponsor, originator, significant obligor, enhancement or support provider
Additional Item: Disclosure per Item 1112(b) of Reg AB	Depositor/Servicer
Additional Item: Disclosure per Items 1114(b)(2) and 1115(b) of Reg AB	Depositor Servicer

EXHIBIT T

Form 8-K Disclosure Information

Item on Form 8-K	Party Responsible
Item 1.01- Entry into a Material Definitive Agreement	All parties (other than the Trustee)
Item 1.02- Termination of a Material Definitive Agreement	All parties (other than the Trustee)
Item 1.03- Bankruptcy or Receivership	Depositor
Item 2.04- Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement	Servicer Depositor
Item 3.03- Material Modification to Rights of Security Holders	Trust Administrator
Item 5.03- Amendments of Articles of Incorporation or Bylaws; Change of Fiscal Year	Depositor
Item 6.01- ABS Informational and Computational Material	Depositor
Item 6.02- Change of Servicer or Trustee	Servicer Trustee (only as to change of trustee) Depositor
Item 6.03- Change in Credit Enhancement or External Support	Depositor Trust Administrator
Item 6.04- Failure to Make a Required Distribution	Trust Administrator
Item 6.05- Securities Act Updating Disclosure	Depositor
Item 7.01- Reg FD Disclosure	Depositor
Item 8.01	Depositor
Item 9.01	Depositor

EXHIBIT U

ADDITIONAL DISCLOSURE NOTIFICATION*

Wells Fargo Bank, N.A., as Trustee

Old Annapolis Road

Columbia, Maryland 21045

Attn:  Corporate Trust Services-  MASTR SECOND LIEN TRUST 2006-1—SEC REPORT PROCESSING

RE:  Additional Form [10-D][10-K][8-K] Disclosure Required

Ladies and Gentlemen:

In accordance with Section [ ] of the Pooling and Servicing Agreement, , dated as of February 1, 2006, among Mortgage Asset Securitization Transactions, Inc., as Depositor, UBS Real Estate Securities Inc., as Transferor, Wells Fargo Bank N.A., as Master Servicer, Trust Administrator and Custodian and JPMorgan Chase Bank, N.A., as Trustee, the undersigned, as [          ], hereby notifies you that certain events have come to our attention that [will] [may] need to be disclosed on Form [10-D][10-K][8-K].

Description of Additional Form [10-D][10-K][8-K] Disclosure:

List of any Attachments hereto to be included in the Additional Form [10-D][10-K][8-K] Disclosure:

Any inquiries related to this notification should be directed to [                       ], phone number:  [         ]; email address:  [                   ].

[NAME OF PARTY],

as [role]

By:

Name:

Title:

*  To be sent via email to cts.sec.notifications@wellsfargo.com and by facsimile to 410-715-2380 in addition to overnight mail to the address above.

EXHIBIT V

FORM OF ANNUAL CERTIFICATION

Re:

The Pooling and Servicing Agreement dated as of February 1, 2006 (the “Agreement”), among Mortgage Asset Securitization Transactions, Inc., as Depositor, UBS Real Estate Securities Inc., as Transferor, Wells Fargo Bank N.A., as Master Servicer, Trust Administrator and Custodian and JPMorgan Chase Bank, N.A., as Trustee

I, ____________________________, the _______________________ of [NAME OF COMPANY] (the “Company”), certify to [the Purchaser], [the Depositor], and the [Master Servicer] [Trust Administrator], and their officers, with the knowledge and intent that they will rely upon this certification, that:

a.

I have reviewed the servicer compliance statement of the Company provided in accordance with Item 1123 of Regulation AB (the “Compliance Statement”), the report on assessment of the Company’s compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the “Servicing Criteria”), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Item 1122 of Regulation AB (the “Servicing Assessment”), the registered public accounting firm’s attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the “Attestation Report”), and all servicing reports, officer’s certificates and other information relating to the servicing of the Mortgage Loans by the Company during 200[ ] that were delivered by the Company to the [Depositor] [Master Servicer] [Trust Administrator] pursuant to the Agreement (collectively, the “Company Servicing Information”);

b.

Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;

c.

Based on my knowledge, all of the Company Servicing Information required to be provided by the Company under the Agreement has been provided to the [Depositor] [Master Servicer] [Trust Administrator];

d.

I am responsible for reviewing the activities performed by the Company as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Company has fulfilled its obligations under the Agreement in all material respects; and

e.

The Compliance Statement required to be delivered by the Company pursuant to this Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Company and by any Subservicer and Subcontractor pursuant to the Agreement, have been provided to the [Depositor] [Master Servicer].  Any material instances of noncompliance described in such reports have been disclosed to the [Depositor] [Master Servicer]. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

Date: _________________________

By: _______________________________
Name:
Title:

Exhibit W

SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE
MASTER SERVICER, PAYING AGENT, SECURITIES ADMINISTRATOR, CUSTODIAN

The assessment of compliance to be delivered by Wells Fargo shall address, at a minimum, the criteria identified as below as “Applicable Servicing Criteria”:

Servicing Criteria		Applicable Servicing Criteria for Wells Fargo
Reference	Criteria
General Servicing Considerations

1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	X
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	X
1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the mortgage loans are maintained.
1122(d)(1)(iv)

A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

Cash Collection and Administration
1122(d)(2)(i)

Payments on mortgage loans are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.

X
1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	X
1122(d)(2)(iii)

Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances,

are made, reviewed and approved as specified in the transaction agreements.

X
1122(d)(2)(iv)

The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.

X
1122(d)(2)(v)

Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange

Act.

X
1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.	X
1122(d)(2)(vii)

Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A)

mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.

X
Investor Remittances and Reporting
1122(d)(3)(i)

Reports to investors, including those to be filed with the Commission,

are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A)

are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C)

are filed with the Commission as required by its rules and regulations;

and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of mortgage loans serviced by the Servicer.

X
1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.	X
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.	X
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.	X
Pool Asset Administration
1122(d)(4)(i)	Collateral or security on mortgage loans is maintained as required by the transaction agreements or related mortgage loan documents.	X
1122(d)(4)(ii)	Mortgage loan and related documents are safeguarded as required by the transaction agreements.	X
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.
1122(d)(4)(iv)

Payments on mortgage loans, including any payoffs, made in

accordance with the related mortgage loan documents are posted to the

Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.
1122(d)(4)(v)	The Servicer’s records regarding the mortgage loans agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.
1122(d)(4)(vi)

Changes with respect to the terms or status of an obligor’s mortgage loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.

1122(d)(4)(vii)

Loss mitigation or recovery actions (e.g., forbearance plans,

modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.

1122(d)(4)(viii)

Records documenting collection efforts are maintained during the period a mortgage loan is delinquent in accordance with the

transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

1122(d)(4)(ix)	Adjustments to interest rates or rates of return for mortgage loans with variable rates are computed based on the related mortgage loan documents.
1122(d)(4)(x)

Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified in the transaction agreements.

1122(d)(4)(xi)

Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

1122(d)(4)(xii)

Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.

1122(d)(4)(xiii)

Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.

1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.	[X] if obligated under transaction documents